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                                                                    EXHIBIT 10.3

                                                           FINAL EXECUTION DRAFT

                     CONSULTING FEE SUBORDINATION AGREEMENT

               This CONSULTING FEE SUBORDINATION AGREEMENT (as amended, supplemented or otherwise modified from time to time, this "AGREEMENT") is made as of January 13, 2000, by and among STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, NATIONAL ASSOCIATION, a national banking association, organized and existing under the laws of the United States, as trustee (in such capacity, together with its successors and assigns, the "TRUSTEE"), for the benefit of itself and the holders of the Bonds (as defined below), VENTURE CATALYST INCORPORATED (formerly Inland Entertainment Corporation and prior thereto Inland Casino Corporation), a Utah corporation (the "CONSULTANT"), and the BARONA GROUP OF CAPITAN GRANDE BAND OF MISSION INDIANS, also known as the Barona Capitan Grande Band of Diegueno Mission Indians of the Barona Reservation, and also known as the Barona Band of Mission Indians, a federally recognized Indian tribal entity (the "TRIBE").

                                    RECITALS

        A. The Tribe intends to enter into a Private Placement Agreement (the "PLACEMENT AGREEMENT") with respect to the sale of $18,890,000 in aggregate principal amount of Limited General Obligation Bonds (Federally Tax-Exempt) Series 2000 (and together with any new bonds issued in replacement of and exchange therefor, the "BONDS").

        B. The Tribe shall issue the Bonds pursuant to that certain Indenture dated as of January 1, 2000 (as amended, supplemented or otherwise modified from time to time, the "INDENTURE"), by and between the Tribe and the Trustee, and is permitted under the Indenture to issue Additional Bonds. All terms used and not otherwise defined herein shall have the meanings given to them in the Indenture.

        C. The Consultant and the Tribe are parties to that certain Amended and Restated Consulting Agreement entered into as of April 29, 1996 (effective as of March 27, 1996, as amended by Modification No. 1 dated as of February 17, 1998, and as further amended, supplemented or otherwise modified from time to time, the "CONSULTING AGREEMENT"), pursuant to which the Tribe pays the Consultant a Consulting Fee (as defined in the Consulting Agreement) in consideration of the Consultant's services relating to the Barona Casino.

        D. It is a condition to the consummation of the sale of the Bonds pursuant to the Placement Agreement that the parties hereto have agreed to enter into this Agreement.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the foregoing recitals and the provisions set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trustee, the Consultant and the Tribe agree as follows:


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               1. Subordination to Tax Exempt Debt. Consultant shall be entitled to be paid all amounts from time to time owing to Consultant from the Tribe under the Consulting Agreement, provided, however, that notwithstanding any provision of the Consulting Agreement, no Consulting Fee now or hereafter due (the "SUBORDINATED OBLIGATIONS") shall be paid so long as Consultant has received notice of an Event of Default under the Indenture for which there is a payment default and such default shall be continuing or the Trustee shall have notified the Consultant that any levied Government Service Tax remains unpaid in whole or in part (a "DEFAULT"). The Tribe hereby agrees that it shall promptly notify the Consultant of the occurrence of any Default and when the Default has been cured or waived. Should any direct or indirect payment be made to the Consultant upon or with respect to the Subordinated Obligations after the Consultant's receipt of a notice of Default (without a subsequent notice that the Default has been cured or waived), the Consultant shall forthwith deliver the same to the Trustee for application to all unpaid levied Government Service Taxes or, if all outstanding Bonds or Additional Bonds shall have been declared due and owing because of an Event of Default, for application of any amounts due on the Tax Exempt Debt. After such notice to the Consultant and until amounts so paid have been delivered to the Trustee, any such payments to the Consultant shall be held in trust by the Consultant for the benefit of the Trustee.

               "TAX EXEMPT DEBT" means (a) all indebtedness, liabilities and obligations of every kind or nature, absolute or contingent, now existing or hereafter arising, of the Tribe, its successors and assigns, under the Indenture, the Bonds, Additional Bonds, any Financing Documents or any other documents, instruments or agreements executed in connection with any of the foregoing (the foregoing, collectively, the "TRANSACTION DOCUMENTS"), owing to the Trustee or any holder of Bonds or Additional Bonds and their successors and assigns and any Person who extends credit to the Tribe for the purpose of refunding any such indebtedness, liabilities or obligations, including without limitation the principal of, and interest on (including any interest accruing after the commencement of any bankruptcy, insolvency or similar proceeding with respect to the Tribe and any interest which would have accrued but for the commencement of any such proceeding whether or not allowed as a claim in that proceeding), and all premiums, fees, charges and expenses arising under or in connection with the Indenture, the Bonds, Additional Bonds or any other Transaction Document; and (b) any modifications, amendments, refundings, renewals or extensions of any indebtedness or obligation described in clause (a) above. Except as and to the extent provided herein, the Consultant will not ask, demand, sue for, take or receive from the Tribe, by set-off or in any other manner, direct or indirect payment (whether in cash or property), of the whole or any part of the Subordinated Obligations, or any transfer of any property in payment of or as security therefor, so long as there exists an Event of Default under the Indenture.

               2. Distributions in Liquidation and Bankruptcy. In the event of any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of the Tribe or the proceeds thereof (including any assets now or hereafter securing any Subordinated Obligations) to creditors of the Tribe or upon any indebtedness of the Tribe, by reason of the liquidation, dissolution or other winding up, partial or complete, of the Tribe, or any receivership, insolvency or bankruptcy proceeding, or assignment for the benefit of creditors or marshalling of assets, or any proceeding by or against the Tribe for any relief under any bankruptcy or insolvency law or laws relating to the relief of


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debtors, readjustment of indebtedness, arrangements, reorganizations, compositions or extensions, or sale of all or substantially all of the assets of Tribe, then and in any such event:

                      (a) The holders of Tax Exempt Debt shall be entitled to receive payment in full in cash of all Tax Exempt Debt before the Consultant shall be entitled to receive any payment or other distributions on, or with respect to, the Subordinated Obligations;

                      (b) Any payment or distribution of any kind or character, whether in cash, securities or other property, which but for these provisions would be payable or deliverable upon or with respect to the Subordinated Obligations shall instead be paid or delivered directly to the Trustee for the benefit of the holders of the Tax Exempt Debt for application on the Tax Exempt Debt, whether then due or not due, until the Tax Exempt Debt shall have first been fully and indefeasibly paid in cash;

                      (c) The Consultant hereby irrevocably authorizes and empowers the Trustee, and appoints the Trustee as attorney-in-fact, so long as any amount due or payable on the Tax Exempt Debt remains unpaid, to demand, sue for, collect and receive every such payment or distribution, and to the extent the Consultant fails to do so within five business days of the due date thereof, to file and vote claims (in bankruptcy proceedings or otherwise) and take such other actions, in the Trustee's own name or otherwise, as the Trustee may deem necessary or advisable for the enforcement of these provisions. The Consultant shall duly and promptly take such action as may be reasonably requested by the Trustee to assist in the collection of the Subordinated Obligations for the account of any holder of the Tax Exempt Debt, and to file appropriate proofs of claim with respect to the Subordinated Obligations and to vote the same, and to execute and deliver to the Trustee on demand such powers of attorney, proofs of claim, assignments of claim or other instruments as may be reasonably requested by the Trustee to enable the Trustee or any other holder of the Tax Exempt Debt to enforce any and all claims upon or with respect to the Subordinated Obligations and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or with respect to the Subordinated Obligations. In addition, the Consultant shall take no action (whether oral, written or otherwise) in contravention of any action of the Trustee duly taken and permitted hereunder. Such appointment as attorney-in-fact pursuant to this Section 2(c) is irrevocable and coupled with an interest until payment in full and complete performance of all the Tax Exempt Debt. The Trustee may appoint a substitute attorney-in-fact. The Consultant ratifies all actions taken by the attorney-in-fact but, nevertheless, if the Trustee requests, the Consultant will specifically ratify any action taken by the attorney-in-fact by executing and delivering to the attorney-in-fact or to any entity designated by the attorney-in-fact all documents necessary to effect such ratification; and

                      (d) Each of the parties hereby agrees that it shall be bound by the terms and provisions hereof, notwithstanding the confirmation of a plan of reorganization of the Tribe under Section 1129(b) of the Bankruptcy Code.


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               3. Permitted Payments. Subject to the provisions of Sections 1 and 2 of this Agreement, the Tribe may pay to the Consultant and the Consultant may accept payment of amounts due under the Consulting Agreement.

               4. No Acceleration or Exercise of Remedies. So long as any of the Tax Exempt Debt remains unpaid, the Consultant will not (a) cause any portion of the Subordinated Obligations to become due prior to the due date for such Subordinated Obligations as set forth in the Consulting Agreement; (b) accept any payment, prepayment or defeasance of any portion of the Subordinated Obligations prior to the due date for such Subordinated Obligations as set forth in the Consulting Agreement or in violation of this Agreement; (c) modify or alter in any way the provisions of the Consulting Agreement if the effect of such is to accelerate the payments of Subordinated Obligations due thereon; or
(d) exercise any remedies with respect to the Subordinated Obligations or any collateral at any time securing payment or performance thereof unless and until, in each such case, all of the Tax Exempt Debt shall have been indefeasibly paid in full in cash, or the Trustee shall have otherwise consented in writing.

               5. Bankruptcy. Until the Tax Exempt Debt shall have been indefeasibly paid in full in cash, the Consultant will not, without the prior consent of the Trustee, commence, or join with any other person in commencing, any proceeding against any Person with respect to the Subordinated Obligations under any bankruptcy, reorganization, readjustment of debt, dissolution, receivership, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction.

               6. Continuing Subordination. The subordination effected by these provisions is a continuing subordination and may not be modified or terminated by the Consultant or any other holder of any Subordinated Obligations until all of the Tax Exempt Debt shall have been indefeasibly paid in full in cash. At any time and from time to time, without consent of or notice to the Consultant or any other holder of Subordinated Obligations, and without impairing or affecting the obligations of any of them hereunder:

                      (a) The time for the Tribe's performance of, or compliance with, any of its agreements contained in the Indenture, the Bonds, Additional Bonds or the other Transaction Documents, or any other agreement, instrument or document relating to the Tax Exempt Debt, may be modified or extended or such performance or compliance may be waived;

                      (b) The Trustee may exercise or refrain from exercising any rights under the Indenture, the Bonds, Additional Bonds or the other Transaction Documents, or any other agreement, instrument or document relating to the Tax Exempt Debt;

                      (c) The Indenture, the Bonds, the Additional Bonds or the other Transaction Documents, or any other agreement, instrument or document relating to the Tax Exempt Debt, may be revised, amended or otherwise modified for the purpose of adding or changing any provisions thereof (including, but not limited to, an increase in the interest charges), or changing in any manner the rights of the Trustee or the Tribe;


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                      (d) Payment of the Tax Exempt Debt or any portion thereof
        may be extended or refunded or any notes evidencing such Tax Exempt Debt may be renewed in whole or in part;

                      (e) The maturity of the Tax Exempt Debt may be accelerated, and any collateral security therefor or any other rights of the Trustee may be exchanged, sold, surrendered, released or otherwise dealt with in accordance with the terms of any present or future agreement with the Tribe and any other agreement of subordination (and the debt covered thereby) may be surrendered, released or discharged, or the terms thereof modified or otherwise dealt with in any manner;

                      (f) Any person liable in any manner for payment of the Tax Exempt Debt may be released by holders of Tax Exempt Debt; and

                      (g) Notwithstanding the occurrence of any of the foregoing, these subordination provisions shall remain in full force and effect with respect to the Tax Exempt Debt, as the same shall have been extended, renewed, modified or refunded.

               7. Waivers. The Consultant hereby waives, and agrees not to assert (a) any right, now or hereafter existing, to require the Trustee to proceed against or exhaust any collateral at any time securing the Tax Exempt Debt, or to marshal any assets in favor of the Consultant or any other holder of any Subordinated Obligations; (b) any notice of the issuance of Tax Exempt Debt, it being understood advances may be made under the Indenture, or any other agreement, document or instrument now or hereafter relating to the Tax Exempt Debt, without notice to or authorization of the Consultant in reliance upon these subordination provisions.

               It is not the intent of this Agreement to cause the Consultant to become a surety. However, in the event this Agreement may cause the Consultant to be deemed a surety, the following provisions apply; provided, however, that nothing contained herein shall be deemed to be a guarantee by the Consultant of any obligations for the payment of principal and interest of the Tribe under the Indenture. The Consultant hereby waives and relinquishes all rights and remedies accorded by applicable law to sureties or guarantors and agrees not to assert or take advantage of any such rights or remedies, including, without limitation,
(a) any right to require the Trustee or any of holders of the Bonds or Additional Bonds (each a "BENEFITED PARTY") to proceed against the Tribe or any other Person or to proceed against or exhaust any security held by a Benefited Party at any time or to pursue any other remedy in the power of a Benefited Party before proceeding against the Consultant with respect to the Subordinated Obligations or other person, (b) the defense of the statute of limitations in any action with respect to the Subordinated Obligations hereunder or in any action for the collection or performance of the Subordinated Obligations, (c) any defense that may arise by reason of the incapacity, lack of authority, death or disability of any person or the failure of a Benefited Party to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any person, (d) appraisal, valuation, stay, extension, marshalling of assets, redemption, exemption, demand, presentment, protest and notice of any kind, including, without limitation, notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of a Benefited Party, the Tribe, any endorser, guarantor or creditor of the Tribe or on the


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part of any person under this or any other instrument or document in connection with any obligation or evidence of indebtedness held by a Benefited Party as collateral or in connection with the Subordinated Obligations, (e) any defense based upon an election of remedies by a Benefited Party, including, without limitation, an election to proceed by non-judicial rather than judicial foreclosure, which destroys or otherwise impairs the subrogation rights of the Consultant, the right of the Consultant to proceed against the Tribe or any other person for reimbursement, or both, (f) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal, (g) any duty on the part of a Benefited Party to disclose to the Consultant any facts a Benefited Party may now or hereafter know about the Tribe or any other person, regardless of whether a Benefited Party has reason to believe that any such facts materially increase the risk beyond that which the Consultant intends to assume, or has reason to believe that such facts are unknown to the Consultant, or has a reasonable opportunity to communicate such facts to the Consultant, because the Consultant acknowledges that the Consultant is fully responsible for being and keeping informed of the financial condition of the Tribe, of any other person and of all circumstances bearing on the risk of non-payment of any Subordinated Obligations, (h) any defense arising because of the election of a Benefited Party, in any proceeding instituted under the Federal Bankruptcy Code, of the application of Section 1111(b)(2) of the Federal Bankruptcy Code, (i) any defense based upon any borrowing or grant of a security interest under Section 364 of the Federal Bankruptcy Code, (j) any claim or other rights which it may now or hereafter acquire against the Tribe or any other Person that arises from the existence of performance obligations under the Indenture, the Bonds, Additional Bonds or any Financing Document, including, without limitation, any right of subrogation or reimbursement. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to impair the rights otherwise expressly given to the Consultant in any of the Transaction Documents. No failure or delay on the Trustee's part in exercising any power, right or privilege under this Agreement shall impair or waive any such power, right or privilege. The Consultant acknowledges and agrees that any nonrecourse or exculpation provided for in the Indenture, the Bonds or any Financing Document, or any other provision of this Indenture, the Bonds, Additional Bonds or any Financing Document, limiting the Benefited Parties' recourse to specific collateral, or limiting the Benefited Parties' right to enforce a deficiency judgment against the Tribe, shall have absolutely no application to the Consultant's or the Tribe's liability under the Indenture, the Bonds, Additional Bonds or any Financing Documents.

               8. Lien Subordination. Any lien, security interest, encumbrance, charge or claim of the Consultant on any assets or property of the Tribe or any proceeds or revenues therefrom which the Consultant may have at any time as security for any Subordinated Obligations shall be, and hereby is, subordinated to all liens, security interests, or encumbrances now or hereafter granted to the Trustee by the Tribe or by law with respect to any Tax Exempt Debt, notwithstanding the date or order of attachment or perfection of any such lien, security interest, encumbrance or claim or charge or the provision of any applicable law. Until all holders of Tax Exempt Debt have received payment in full in cash, if necessary, the Consultant agrees that it will not assert or seek to enforce against the Tribe the Subordinated Obligations or any interest of the Consultant in any collateral securing the Subordinated Obligations and that the Trustee may dispose of any or all of the collateral for the Tax Exempt Debt free of any and all liens, including,


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but not limited to, liens created in favor of the Consultant, through judicial or non-judicial proceedings, in accordance with applicable law including taking title, after five (5) days written notice to the Consultant. The Consultant hereby acknowledges that such notice if given five (5) days prior to such disposition of any of all of the collateral for the Tax Exempt Debt is sufficient and commercially reasonable. The Consultant hereby agrees that any such sale or other disposition of so much of the collateral for the Tax Exempt Debt as is necessary to satisfy in full in cash all of the Tax Exempt Debt shall be free and clear of any security interest granted to the Consultant; provided that the entire proceeds (after deducting reasonable expenses of sale) are applied in reduction of the Tax Exempt Debt. Upon the Trustee's request, the Consultant shall execute and deliver any releases or other documents and agreements that the Trustee in its reasonable discretion deems necessary to dispose of the collateral for the Tax Exempt Debt free of the Consultant's interest in same. The Consultant retains all of its rights as a junior creditor with respect to the surplus, if any, arising from any such disposition of the collateral for the Tax Exempt Debt.

               9. Subrogation. The Consultant hereby subordinates all rights of subrogation to the rights of the holders of the Bonds and Additional Bonds to receive payments or distributions, and any rights of subrogation to any collateral for the Tax Exempt Debt, until the Tax Exempt Debt shall have been indefeasibly paid in full in cash. Upon such payment in full, the Consultant shall be subrogated to all rights of the holders of the Bonds and Additional Bonds.

               10. Subordination Not Impaired by the Tribe. No right of any holder of the Bonds or Additional Bonds to enforce the subordination of the Subordinated Obligations shall be impaired by any act or failure to act by the Tribe or by its failure to comply with these provisions.

               11. No Third Party Beneficiaries. This Agreement is not intended to give or confer any rights to any Person other than the holders of the Tax Exempt Debt. No other party, including the Tribe, is intended to be a third party beneficiary of this Agreement.

               12. Legend on Note. If any portion of the Subordinated Obligations is evidenced by a promissory note, stock certificate or other instrument, the Consultant agrees to promptly add a legend thereto stating that the rights of any holder thereof are subject to this Agreement.

               13. Representations and Warranties. The Consultant hereby represents and warrants that (a) the execution and delivery of this Agreement and the performance by the Consultant of its obligations hereunder have received all necessary approvals and do not and will not contravene or conflict with any provision of law or of any indenture, instrument or other agreement to which the Consultant is a party or by which it or its property may be bound or affected or result in or require the creation or imposition of any mortgage, Lien, pledge, security interest, charge or other encumbrance in, upon or of any of its properties or assets under any such indenture, instrument or other agreement,
(b) the Consultant has full power, authority and legal right to make and perform this Agreement, (c) the Consultant has not assigned or transferred any indebtedness owing by the Tribe or any of the collateral for the Subordinated Obligations and that the Consultant will not assign or transfer same, (d) this Agreement is the legal, valid and binding obligation of the Consultant, enforceable against the Consultant in accordance with its terms, and (e) the Subordinated Obligations are not subject to any other subordination agreement.


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               14. No Waiver. No failure on the part of the Trustee to exercise, no delay in exercising, and no course of dealing with respect to, any right or remedy hereunder will operate as a waiver thereof; nor will any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy. This Agreement may not be amended or modified except by written agreement of the Trustee, the Consultant, and the Tribe, and no consent or waiver hereunder shall be valid unless in writing and signed by the Trustee.

               15. Successors and Assigns. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns.

               16. GOVERNING LAW. THIS AGREEMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REFERENCE TO CHOICE OF LAW PRINCIPLES.

               17. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               18. Severability. The invalidity, illegality or unenforceability in any jurisdiction of any provision in or obligation under this Agreement shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Agreement or of such provision or obligation in any other jurisdiction.


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
               IN WITNESS WHEREOF, this Consulting Fee Subordination Agreement has been duly executed as of the day and year first above written.



                                   VENTURE CATALYST CORPORATION, a Utah
                                   corporation



                                   By: /S/ ANDREW B. LAUB
                                      -------------------------------
                                   Name: Andrew Laub
                                        -----------------------------
                                   Title: Executive Vice President
                                         ----------------------------


           [Signature Page to Consulting Fee Subordination Agreement]


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                                   STATE STREET BANK AND TRUST COMPANY OF
                                   CALIFORNIA, NATIONAL ASSOCIATION, a
                                   national banking association, as Trustee



                                   By: /S/ JONI D'AMICO
                                      -------------------------------
                                   Name: Joni D'Amico
                                        -----------------------------
                                   Title:   Vice President
                                         ----------------------------


           [Signature Page to Consulting Fee Subordination Agreement]

                                   BARONA GROUP OF CAPITAN GRANDE BAND
                                   OF MISSION INDIANS, ALSO KNOWN AS
                                   THE BARONA CAPITAN GRANDE BAND OF
                                   DIEGUENO MISSION INDIANS OF THE
                                   BARONA RESERVATION, AND ALSO KNOWN
                                   AS THE BARONA BAND OF MISSION
                                   INDIANS, a federally recognized
                                   Indian tribal entity



                                   By: /S/ CLIFFORD M. LACHAPPA
                                      -------------------------------
                                           Clifford M. LaChappa
                                                 Chairman


           [Signature Page to Consulting Fee Subordination Agreement]